Exhibit 99.4

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Common Stock, par value $0.01 per share, of Henry Schein, Inc. is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: March 17, 2025

KKR HAWAII AGGREGATOR L.P.

By: KKR Hawaii Aggregator GP LLC, its general partner

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary

KKR HAWAII AGGREGATOR GP LLC

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary

KKR NORTH AMERICA FUND XIII SCSP

By: KKR Associates North America XIII SCSp, its general partner

By: KKR North America XIII S.à r.l., its general partner

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Authorized Signatory

KKR ASSOCIATES NORTH AMERICA XIII SCSP

By: KKR North America XIII S.à r.l., its general partner

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Authorized Signatory

KKR NORTH AMERICA XIII S.À R.L.

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Authorized Signatory

KKR NORTH AMERICA XIII HOLDINGS LIMITED

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary

MH SUB I, LLC

By:	/s/ B. Lynn Walsh
Name: B. Lynn Walsh
Title: Secretary

INDIGO INTERMEDIATE CO II, LLC

By:	/s/ B. Lynn Walsh
Name: B. Lynn Walsh
Title: Secretary

IB AGGREGATOR II L.P.

By: KKR Indigo Aggregator III GP LLC, its controlling general partner

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary

KKR INDIGO AGGREGATOR III GP LLC

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary

KKR AMERICAS FUND XII (INDIGO) L.P.

By: KKR Associates Americas XII AIV L.P., its general partner

By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary

KKR ASSOCIATES AMERICAS XII AIV L.P.

By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary

KKR AMERICAS XII AIV GP LLC

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary

KKR GROUP PARTNERSHIP L.P.

By: KKR Group Holdings Corp., its general partner

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Secretary

KKR GROUP HOLDINGS CORP.

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Secretary

KKR GROUP CO. INC.

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Secretary

KKR & CO. INC.

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Secretary

KKR MANAGEMENT LLP

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary

HENRY R. KRAVIS

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Attorney-in-fact